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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2003

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                            SIGMA-ALDRICH CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



               Delaware                000-8135                43-1050617
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           (State or Other         (Commission File          (IRS Employer
           Jurisdiction of              Number)          Identification Number)
           Incorporation)


                               3050 Spruce Street
                            St. Louis, Missouri 63103
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 771-5765


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Item 7. Financial Statements and Exhibits

(c)     Exhibits

        99.1 Press Release issued October 21, 2003 - Sigma-Aldrich Q3 Diluted EPS up 16% on comparable basis as profit margins improve. 2003 EPS forecast reaffirmed.


Item 12. Results of Operations and Financial Condition

On October 21, 2003, Sigma-Aldrich Corporation (the "Company") issued a press release announcing financial results for the third quarter ended September 30, 2003. A copy of the release is furnished with this report as exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2003

                                           SIGMA-ALDRICH CORPORATION



                                           By:/s/ Karen Miller
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                                              Karen Miller, Corporate Controller

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                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------
99.1             Press Release issued October 21, 2003 - Sigma-Aldrich Q3
                 Diluted EPS up 16% on comparable basis as profit margins improve. 2003 EPS forecast reaffirmed.

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